UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 11, 2005


                   Exact name of registrants as specified in       IRS Employer
 Commission     their charters, address of principal executive    Identification
File Number        offices and registrants' telephone number          Number
------------    ----------------------------------------------    --------------
  1-14465                        IDACORP, Inc.                      82-0505802
   1-3198                     Idaho Power Company                   82-0130980
                             1221 W. Idaho Street
                             Boise, ID 83702-5627
                                (208) 388-2200


               State or Other Jurisdiction of Incorporation: Idaho

                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On January 11, 2005, Christopher L. Culp, Ph.D. notified IDACORP, Inc. ("IDACORP") and Idaho Power Company ("IPC") that he planned to resign from the Boards of Directors of IDACORP and IPC (the "Boards"), effective January 20, 2005 because of ongoing business scheduling conflicts. Dr. Culp's resignation did not involve any disagreement with IDACORP or IPC. Dr. Culp served with distinction on the Boards since 2002 and was a member of the Audit and Corporate Governance Committees.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  January 14, 2005

                                             IDACORP, Inc.

                                             By:  /s/ Darrel T. Anderson
                                                  ----------------------
                                                  Darrel T. Anderson
                                                  Senior Vice President -
                                                  Administrative Services
                                                  and Chief Financial Officer



                                             IDAHO POWER COMPANY

                                             By:  /s/ Darrel T. Anderson
                                                  ----------------------
                                                  Darrel T. Anderson
                                                  Senior Vice President -
                                                  Administrative Services
                                                  and Chief Financial Officer